May 16, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Section 240.14a-12

                              KeySpan Corporation
                              -------------------
                (Name of Registrant as Specified in Its Charter)

                                     (N/A)
                                     -----
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     N/A______________________________________________________________
(2)  Aggregate number of securities to which transaction applies:
     N/A______________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     N/A______________________________________________________________
(4)  Proposed maximum aggregate value of transaction:
     N/A______________________________________________________________
(5)  Total fee paid:
     N/A______________________________________________________________

[ ]       Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing registration statement number, or the Form or Schedule and date of its filing.

(1)  Amount Previously Paid:
     N/A______________________________________________________________

(2)  Form, Schedule or Registration Statement No.:
     N/A______________________________________________________________
(3)  Filing Party:
     N/A______________________________________________________________
(4)  Date Filed:
     N/A______________________________________________________________

The following communication is being distributed to all KeySpan Corporation ("KeySpan") employees that have outstanding stock options pursuant to KeySpan's Long Term Incentive Compensation Plan on or about today, :

           Important Information Regarding Your KeySpan Stock Options

With the impending acquisition of KeySpan by National Grid, many employees have questions regarding how this transaction will affect their KeySpan stock options. The purpose of this communication is to address some of those questions.

Q. What will happen to my KeySpan stock options once the National Grid acquisition is consummated?

     A. Any unvested stock options that you may hold will vest at the time of the transaction. At that time, you will receive an amount in cash equal to the excess of the transaction price of $42 per share and the option price, less applicable withholding taxes, for all of your unexercised stock options.

Q. Can I exchange my KeySpan stock options for National Grid stock or options to purchase National Grid stock?

     A. No. At the time of the acquisition you will only be entitled to receive a cash payment for your KeySpan stock options as described above.

Q. What are the tax consequences with respect to the cash distribution of my stock options at the time of the acquisition?

     A. You will be taxed on the difference between the transaction price of $42 per share and the option price. This difference will be reported on Form W-2 for employees (active and retired employees) and Form 1099-Misc for non-employees.

     For example, assume you were granted 300 stock options with an exercise price of $32 per share. On the day before the acquisition was consummated only 100 stock options were vested. Upon the consummation of the transaction, the other 200 stock options will automatically vest and all 300 stock options will be exercised for cash. Your taxable compensation will be $3,000 shown as follows:
--------------------------------------------------------------------------------
All Options Held x Strike/Option Price = Option Cost (300 x $32 = $9,600)

All Options Held x Transaction Price = Transaction Amount (300 x $42 = $12,600)

Transaction Amount - Option Cost = Total Taxable Income ($12,600 - $9,600 =
 $3,000)
--------------------------------------------------------------------------------
     Please note that federal, social security, medicare, state, and city tax will be withheld where applicable.

Q. Can I exercise my stock options prior to the acquisition?
  (Corporate Non-Insiders)

     A. Generally, you may exercise your vested stock options at any time if you are not a designated corporate insider pursuant to the KeySpan Stock Trading Policy, so long as you do not possess any material, non-public information regarding the Company.

  (Corporate Insiders)

     A. If you have been designated as an insider pursuant to the Company's Stock Trading Policy, you are prohibited from engaging in transactions involving KeySpan stock other than during prescribed trading window periods. Generally, window periods commence after the filing of quarterly or annual reports with the Securities and Exchange Commission. Please contact the Office of General Counsel (718) 403-6121, if you are unsure whether you have been designated as an insider.

     Prior to the acquisition you may exercise your vested stock options in the following three ways: 1) on-line at www.options.equiserve.com, 2) through the Computershare IVR system by calling 1-800-666-7401, or 3) by filling out a stock option exercise form and faxing it to Computershare at (201) 222-4737. Please note limit orders can only be placed via the internet or by faxing your completed option form to Computershare. If you are a KeySpan officer, the preceding instructions do not apply. You must contact the Office of General Counsel for option exercises during an applicable trading window period.

     The following are three methods to exercise your stock options prior to acquisition and each method has different tax implications. Please consult with your tax advisors.

     Cash Exercise - You notify Computershare that you want to exercise your stock options and you remit payment to Computershare. After Computershare processes your option exercise, you will be notified of any applicable taxes and transaction fees that you must remit. When the transaction is completed, share certificates will be sent to you or if you request, Computershare will deposit shares in your dividend reinvestment account or brokerage account. Any shares retained will receive a cash distribution of $42 per share upon the consummation of the acquisition.

     Cashless Exercise - You notify Computershare that you want to exercise your stock options through a Cashless Exercise where you are not required to remit a payment. Computershare will purchase shares at the option price and simultaneously sell the shares at the market price. You will receive a payment in the form of a check equal to the excess of the market price and the option price, less applicable withholding taxes and transaction fees.

     Cashless Partial Exercise/Sell Enough to Cover Purchase - You notify Computershare to purchase shares at the exercise price. Computershare will execute the purchase and simultaneously sell some shares at the market price to cover the purchases of your shares, taxes and transaction fees. When the transaction is completed, share certificates will be sent to you or if you request, Computershare will deposit shares in your dividend reinvestment account or brokerage account. Any remaining proceeds will be remitted to you. Any shares retained will receive a cash distribution of $42 per share upon the consummation of the acquisition.

Reminder:
---------
Please be assured that KeySpan is committed to keeping you informed about any changes regarding your stock options and will continue to communicate with you as KeySpan and National Grid work towards the consummation of the transaction.

If you have questions about exercising your stock options, please contact Computershare at (800) 666-7401. If you have other questions regarding how the National Grid acquisition of KeySpan will affect your stock options, please contact KeySpan's Stock Plans Hotline at (718) 403-3131 or e-mail the Stock Plans Group at financial@keyspanenergy.com.

Please look for additional communications regarding how the National Grid transaction will affect your holdings in other KeySpan sponsored plans, such as the KeySpan 401(k) Plan and Employee Discount Stock Purchase Plan.

Additional Information and Where to Find It
-------------------------------------------

KeySpan intends to file with the Securities and Exchange Commission ("SEC") a definitive proxy statement and other relevant documents in connection with the proposed acquisition of KeySpan by National Grid. We filed a preliminary proxy statement with the SEC on April 28, 2006. Investors and security holders of KeySpan are advised to read the proxy statement and other relevant documents when they become available, as they will contain important information about the transaction. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by KeySpan with the SEC, when they become available, at the SEC's web site at http://www.sec.gov.

KeySpan and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its security holders in connection with the proposed acquisition. Information concerning the interests of KeySpan's participants in the solicitation is set forth in KeySpan's Annual Report on Form 10-K (filed with the SEC on February 28, 2006), Quarterly Report on Form 10-Q for the period ended March 31, 2006, KeySpan's preliminary proxy statement (filed with the SEC on April 28, 2006) and will be set forth in the definitive proxy statement relating to the acquisition when it becomes available.

The following communication is being distributed to all KeySpan officers that have outstanding stock options pursuant to KeySpan's Long Term Incentive Compensation Plan:


           Important Information Regarding Your KeySpan Stock Options

With the impending acquisition of KeySpan by National Grid, many employees have questions regarding how this transaction will affect their KeySpan stock options. The purpose of this communication is to address some of those questions.

Q. What will happen to my KeySpan stock options once the National Grid acquisition is consummated?

     A. Any unvested stock options that you may hold will vest at the time of the transaction. At that time, you will receive an amount in cash equal to the excess of the transaction price of $42 per share and the option price, less applicable withholding taxes, for all of your unexercised stock options.

Q. Can I exchange my KeySpan stock options for National Grid stock or options to purchase National Grid stock?

     A. No. At the time of the acquisition you will only be entitled to receive a cash payment for your KeySpan stock options as described above.

Q. What are the tax consequences with respect to the cash distribution of my stock options at the time of the acquisition?

     A. You will be taxed on the difference between the transaction price of $42 per share and the option price. This difference will be reported on Form W-2 for employees (active and retired employees) and Form 1099-Misc for non-employees.

     For example, assume you were granted 300 stock options with an exercise price of $32 per share. On the day before the acquisition was consummated only 100 stock options were vested. Upon the consummation of the transaction, the other 200 stock options will automatically vest and all 300 stock options will be exercised for cash. Your taxable compensation will be $3,000 shown as follows:

--------------------------------------------------------------------------------
All Options Held x Strike/Option Price = Option Cost (300 x $32 = $9,600)

All Options Held x Transaction Price = Transaction Amount (300 x $42 = $12,600)

Transaction Amount - Option Cost = Total Taxable Income ($12,600 - $9,600 =
 $3,000)
--------------------------------------------------------------------------------
     Please note that federal, social security, medicare, state, and city tax will be withheld where applicable.

Q. Can I exercise my stock options prior to the acquisition?

     (Corporate Insiders)
     A. If you have been designated as an insider pursuant to the Company's Stock Trading Policy, you are prohibited from engaging in transactions involving KeySpan stock other than during prescribed trading window periods. Generally, window periods commence after the filing of quarterly or annual reports with the Securities and Exchange Commission. Please contact the Office of General Counsel (718) 403-6121, if you are unsure whether you have been designated as an insider.

In addition to the Stock Trading Policy restrictions, all officers are requested to pre-clear any option exercises during an applicable trading window period by completing an "Officer Intent to Trade Securities Form", indicating the details of their planned stock option exercise. Such form should also be completed for any transaction in KeySpan securities. The form is available from the Office of General Counsel and will generally be sent to the officers along with the notification regarding the opening of a trading window period.

     The following are three methods to exercise your stock options prior to acquisition and each method has different tax implications. Please consult with your tax advisors.

     Cash Exercise - You must notify the Office of General Counsel that you want to exercise your stock options and complete an "Officer Intent to Trade Securities Form", indicating the details of your planned stock option exercise and remit payment to Computershare. After Computershare processes your option exercise, you will be notified of any applicable taxes and transaction fees that you must remit. When the transaction is completed, share certificates will be sent to you or if you request, Computershare will deposit shares in your dividend reinvestment account or brokerage account. Any shares retained will receive a cash distribution of $42 per share upon the consummation of the acquisition.

     Cashless Exercise - You must notify the Office of General Counsel that you want to exercise your stock options and complete an "Officer Intent to Trade Securities Form", indicating the details of your planned stock option exercise where you are not required to remit a payment. Computershare will purchase shares at the option price and simultaneously sell the shares at the market price. You will receive a payment in the form of a check equal to the excess of the market price and the option price, less applicable withholding taxes and transaction fees.

     Cashless Partial Exercise/Sell Enough to Cover Purchase - You must notify the Office of General Counsel that you want to exercise your stock options and complete an "Officer Intent to Trade Securities Form", indicating the details of your planned stock option exercise. Computershare will execute the purchase and simultaneously sell some shares at the market price to cover the purchases of your shares, taxes and transaction fees. When the transaction is completed, share certificates will be sent to you or if you request, Computershare will deposit shares in your dividend reinvestment account or brokerage account. Any remaining proceeds will be remitted to you. Any shares retained will receive a cash distribution of $42 per share upon the consummation of the acquisition.

Reminder:
---------
Please be assured that KeySpan is committed to keeping you informed about any changes regarding your stock options and will continue to communicate with you as KeySpan and National Grid work towards the consummation of the transaction.

If you have questions about exercising your stock options, please contact Colleen Meade at (718) 403-6121. If you have other questions regarding how the National Grid acquisition of KeySpan will affect your stock options, please contact KeySpan's Stock Plans Hotline at (718) 403-3131 or e-mail the Stock Plans Group at financial@keyspanenergy.com.

Please look for additional communications regarding how the National Grid transaction will affect your holdings in other KeySpan sponsored plans, such as the KeySpan 401(k) Plan and Employee Discount Stock Purchase Plan.

Additional Information and Where to Find It
-------------------------------------------

KeySpan intends to file with the Securities and Exchange Commission ("SEC") a definitive proxy statement and other relevant documents in connection with the proposed acquisition of KeySpan by National Grid. We filed a preliminary proxy statement with the SEC on April 28, 2006. Investors and security holders of KeySpan are advised to read the proxy statement and other relevant documents when they become available, as they will contain important information about the transaction. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by KeySpan with the SEC, when they become available, at the SEC's web site at http://www.sec.gov.

KeySpan and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its security holders in connection with the proposed acquisition. Information concerning the interests of KeySpan's participants in the solicitation is set forth in KeySpan's Annual Report on Form 10-K (filed with the SEC on February 28, 2006), Quarterly Report on Form 10-Q for the period ended March 31, 2006, KeySpan's preliminary proxy statement (filed with the SEC on April 28, 2006) and will be set forth in the definitive proxy statement relating to the acquisition when it becomes available.

Additional Information and Where to Find It
-------------------------------------------

KeySpan intends to file with the Securities and Exchange Commission (the "SEC") a definitive proxy statement and other relevant documents in connection with the proposed acquisition of KeySpan by National Grid. We filed a preliminary proxy statement with the SEC on April 28, 2006. Investors and security holders of KeySpan are advised to read the proxy statementd and other relevant documents when they become available, as they will contain important information about the transaction. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by KeySpan with the SEC, when they become available, at the SEC's web site at http:/www.sec.gov.

KeySpan and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its security holders in connection with the proposed acquisition. Information concerning the interests of KeySpan's participants in the solicitation is set forth in KeySpan's Annual Report on Form 10-K (filed with the SEC on February 28, 2006), Quarterly Report on Form 10-Q for the period ended March 31, 2006, KeySpan's preliminary proxy statement (filed with the SEC on April 28, 2006) and will be set forth in the definitive proxy statement relating to the acquisition when it becomes available.